                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY



                                EIGHTH AMENDMENT
           TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT (this "Eighth Amendment") is made and entered into as of May 10, 2006, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").


                                   WITNESSETH:

         WHEREAS, the Lenders, the Agent, the Co-Agent and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004, as of May 11, 2005, as of July 8, 2005, as of September 22, 2005, as of October 7, 2005, as of November 9, 2005, and as of February 8, 2006, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

         WHEREAS, in March 2006, the Parent settled the Warren Beeler v. Salton, Inc. class action lawsuit for $3,000,000 (the "Settlement Amount") (a description of such settlement is set forth in Schedule 1 attached hereto);

         WHEREAS, the Parent's insurance company has paid $2,500,000 of the Settlement Amount, and the remaining $500,000 of the Settlement Amount is payable by the Parent on or prior to July 16, 2007;

         WHEREAS, the Parent is required to accrue this $500,000 as an expense (the "Accrual Amount");

         WHEREAS, Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to amend the definition of EBITDA to exclude the Accrual Amount;

         WHEREAS, pursuant to Section 7 of the Sixth Amendment (as extended by that certain Waiver and Consent under Amended and Restated Credit Agreement dated as of December 20, 2005 and further extended pursuant to Section 2.01 of the Seventh Amendment to, and Waiver Under, Amended and Restated Credit Agreement, dated as of February 8, 2006 (the "Seventh

Amendment") among the Borrower Parties, Agent, Co-Agent and the Lenders), Borrowers agreed to deliver to the Co-Agent, on or prior to March 15, 2006, a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374 (the "Required Landlord Waiver");

         WHEREAS, the Borrowers have failed to deliver the Required Landlord Waiver (the "Landlord Waiver Default");

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to waive the Landlord Waiver Default subject to the terms and conditions set forth herein;

         WHEREAS, Section 3 of the Sixth Amendment provides that the waivers under the Security Agreement set forth therein (the "Section 3 Security Agreement Waivers") shall be rescinded and no longer effective if the Required Landlord Waiver is not obtained in compliance with Section 7 of the Sixth Amendment; and

         WHEREAS, the Borrowers have requested, and the Agent, the Co-Agent and the Lenders have agreed, to extend the Section 3 Security Agreement Waivers subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

         SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         SECTION 2. WAIVER AND AGREEMENT IN CONNECTION WITH LANDLORD DEFAULT. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby (a) waive the Landlord Waiver Default solely with respect to the failure to deliver the Required Landlord Waiver in accordance with Section 7 of the Sixth Amendment (as extended by that certain Waiver and Consent under Amended and Restated Credit Agreement dated as of December 20, 2005 and further extended pursuant to Section 2.01 of the Seventh Amendment) and (b) agree that, notwithstanding Section 3 of the Sixth Amendment, the Section 3 Security Agreement Waivers shall not be rescinded and shall remain effective; provided, that the foregoing waiver and agreement shall be rescinded and no longer effective if Administrative Borrower fails to deliver to the Lenders a fully executed landlord waiver, in form and substance reasonably satisfactory to the Agent and the Co-Agent, with respect to the property located at 2301 West Bernardino Avenue, Redlands, California 92374, on or prior to June 15, 2006.

         SECTION 3. AMENDMENT TO ANNEX A OF THE CREDIT AGREEMENT. The definition of EBITDA set forth in Annex A of the Credit Agreement is hereby amended, effective as of the date this Eighth Amendment becomes effective in accordance with Section 5 hereof, by adding the following at the end thereof: "Notwithstanding the foregoing, the calculation of EBITDA shall not include the $500,000 accrual made by Borrowers in connection with the settlement of the Warren Beeler v. Salton, Inc. class action lawsuit."

         SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Eighth Amendment, the Borrower Parties hereby represent and warrant that:

         4.01 NO DEFAULT. At and as of the date of this Eighth Amendment and after giving effect to this Eighth Amendment, no Default or Event of Default exists.

         4.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Eighth Amendment and both prior to (other than with respect to the Landlord Waiver Default) and after giving effect to this Eighth Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

         4.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Eighth Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Eighth Amendment and the consummation of the transactions contemplated hereby.

         4.04 NO CONFLICT. Neither the execution and delivery of this Eighth Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

         4.05 BINDING EFFECT. This Eighth Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 5. CONDITIONS. This Eighth Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 5 (such date, the "Effective Date"):

         5.01 EXECUTION OF THE EIGHTH AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Eighth Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

         5.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

         5.03 DELIVERY OF OTHER DOCUMENTS. The Co-Agent and the Agent shall have received all such other instruments, documents and agreements as the Co-Agent or the Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

         SECTION 6. MISCELLANEOUS.

         6.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

         6.02 NO WAIVER; RESERVATION OF RIGHTS. This Eighth Amendment is limited as specified and the execution, delivery and effectiveness of this Eighth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Eighth Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

         6.03 REFERENCES.

              (a) From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Eighth Amendment and (ii) all of the terms and provisions of this Eighth Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

              (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         6.04 GOVERNING LAW. THIS EIGHTH AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         6.05 SEVERABILITY. The provisions of this Eighth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Eighth Amendment in any jurisdiction.

         6.06 COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Eighth Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

         6.07 HEADINGS. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.

         6.08 BINDING EFFECT; ASSIGNMENT. This Eighth Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Eighth Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

         6.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Eighth Amendment and any document required to be furnished herewith.

         6.10 INTEGRATION. This Eighth Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.



                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          BORROWERS:


                                          SALTON, INC., a Delaware corporation

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          TOASTMASTER INC., a Missouri
                                          corporation


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          SALTON TOASTMASTER LOGISTICS LLC, a
                                          Delaware limited liability company

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          GUARANTORS:


                                          HOME CREATIONS DIRECT, LTD.,
                                          a Delaware corporation

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          SONEX INTERNATIONAL CORPORATION, a
                                          Delaware corporation


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                  [SIGNATURE PAGE OF SALTON EIGHTH AMENDMENT]

                                          ICEBOX, LLC, an Illinois limited
                                          liability company


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          FAMILY PRODUCTS INC., a Delaware
                                          corporation


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          SALTON HOLDINGS, INC., a Delaware
                                          corporation


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          AGENT, CO-AGENT AND LENDERS:

                                          WELLS FARGO FOOTHILL, INC.
                                          as the Administrative Agent, the
                                          Collateral Agent and as a Lender


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          SILVER POINT FINANCE, LLC, as the
                                          Co-Agent, the Documentation Agent, and
                                          the Syndication Agent


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------


                  [SIGNATURE PAGE OF SALTON EIGHTH AMENDMENT]

                                          TRS THEBE LLC, as a Lender


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          SPIRET IV LOAN TRUST 2003-A, as a
                                          Lender


                                          By: WILMINGTON TRUST COMPANY, not in
                                          its individual capacity but solely as
                                          trustee


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          FIELD POINT I, LTD., as a Lender


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          FIELD POINT II, LTD., as a Lender


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          FIELD POINT III, LTD., as a Lender


                                          By:
                                             -----------------------------------
                                          Its:
                                              ----------------------------------



                                          FIELD POINT IV, LTD., as a Lender


                                          By:
                                             -----------------------------------
                                          Its:
                                              ----------------------------------



                   [SIGNATURE PAGE OF SALTON EIGHTH AMENDMENT]

                                   SCHEDULE 1

        Description of Warren Beeler v. Salton, Inc. Class Action Lawsuit
        -----------------------------------------------------------------

                                  See attached.